Investor Update May 29, 2019 Bruce Davis  Chairman & CEO  Exhibit 99.1

Safe Harbor Statement  Please note that during the course of this event we will be making certain forward-looking statements, including those regarding: revenue, bookings, results of operations and operating leverage inherent in our platform; our investments and initiatives; our market opportunities; the results of our efforts with respect to our platform and market momentum; the broad relevance of our platform; the progress made in developing our technology and our resulting anticipated accomplishments; the results of the implementation of our technology, strategy and initiatives; the benefits that our technology could provide to regulatory regimes; the manufacturing quality control synergy we offer; the focus of the market and tipping points in market development; industry trends and the proliferation of linking requirements; our growth strategies, operational efficiencies and the influence of contract negotiations on acceleration of our growth; our anticipated cash usage; our expectations regarding a patent suit we have filed; and our prioritization of sources of capital. We also will discuss from time to time information provided to us by channel partners and actual and potential customers about their business activities.  We are providing this information, as we understand it was represented to us.  We do not verify nor vouch for such information. Such forward-looking statements, and statements about partners and customers, are subject to many assumptions, risks, uncertainties and changes in circumstances. Any assumptions we share about future performance represent a point-in-time estimate. Actual results may vary materially from those expressed or implied by such statements. We expressly disclaim any obligation to revise or update any assumptions, projections, or other forward-looking statements to reflect events or circumstances that may arise after the date of this event. For more information about risk factors that may cause actual results to differ from expectations, please see the company’s filings with the Securities and Exchange Commission, including the Form 10-K that we filed recently. Any links included in this presentation are provided for general information and context only. The content referenced is not incorporated by reference and you should not consider it a part of this presentation. We do not verify nor vouch for such information.

Agenda Pioneer Project HolyGrail Results Scale of Plastics Problem Role of ICP in the Circular Economy Business Update  Working Capital Management Closing Remarks

Pioneer Project HolyGrail Results

Pioneer Project HolyGrail – Completed May 22 A three-year initiative and full-value chain collaboration project led by Procter & Gamble initiated by the Ellen MacArthur Foundation’s New Plastics Economy consortium (more than 350+ corporations) Goal was to select a harmonized solution to improve the detection and sorting of plastics waste needed to generate new products from recycled materials, comparing digital watermarks to chemical tracers Top 5 identification priorities: Food from non-food grade bottles Recyclable vs compostable packaging Shrink-sleeved PET bottles identification New materials introductions Mono vs multi material thermoform and film Executive Summary posted May 29, 2019: http://go.pardot.com/l/110942/2019-05-28/lhts3n

Demonstration at TOMRA R&D Center, Koblenz, Germany Tomra is world leader in Reverse Vending Machines and Collection and Sorting solutions Attended by 60+ industry participants (brands, retailers, recyclers, government agencies and trade associations) Print (packaging labels): IML tubs Paper label on Polystyrene cup Composite board Sleeve food Sleeve non-food Flexible plastics Plastics: Black tray PET non-food HDPE Digimarc-enhanced Materials Demonstrated May 16

Successful Proof of Concept Demonstration, May 16, 2019 Link:  https://vimeo.com/332020546/39583c93e0

Scale of Plastics Problem

Emerging Global Plastics Crisis “Several recent reports indicate the dire global situation associated with the world's plastic use. Two statistics jump out immediately. One, that globally humans buy a million plastic bottles per minute. The second, 91% of all plastic is not recycled. On top of that, it is estimated that over half a trillion plastic bottles will be sold in 2020.” We're Now At A Million Plastic Bottles Per Minute - 91% Of Which Are Not Recycled. Trevor Nace, Forbes. July 26, 2017 https://www.forbes.com/sites/trevornace/2017/07/26/million-plastic-bottles-minute-91-not-recycled/#58c298db292c

Societal costs – and consumer pressures – are forcing governments and CPGs to address pressing issues with plastic waste streams. These environmental impacts are felt in the oceans, burning/incineration, and landfills: If current pollution rates continue, there will be more plastic in the sea than fish by 2050, as 8 million tonnes of bottles and waste swamp the oceans each year – UN Environment Program In response, government agencies in Europe, from the European Commission down to each country and even municipalities, are mandating greater use of recyclable materials: This will require significantly higher yields in recyclate quality and quantity than can be produced today EU recycling targets for 2025 (55% of all plastics packaging should be recycled) and 2030 (all plastics packaging is recycled). http://ec.europa.eu/environment/circular-economy/pdf/plastics-strategy-brochure.pdf Governments will impose fees or prevent sales of products if goals not met More than 350 CPG manufacturers have made public commitments through the Ellen MacArthur Foundation that 100% of their packaging can be reused or recycled by 2025: These CPGs represent 20+% of all plastic produced globally Signatories include PepsiCo, Coca-Cola, Unilever, Danone, Nestlé, Colgate-Palmolive, L’Oreal, J&J, and Mars More than 15 financial institutions with in excess of $2.5 trillion in assets under management have also endorsed the Global Commitment  CPGs and Governments Respond to the Plastics Problem

Role of ICP in the Circular Economy http://www.wrap.org.uk/about-us/about/wrap-and-circular-economy

Evolution of ICP as a Multi-sided Platform (MSP) Digimarc’s Intuitive Computing Platform (ICP) is a Multi-sided Platform (MSP) It is a general utility Auto ID MSP that improves performance and expands reach of barcodes “MSPs are technologies, products or services that create value primarily by enabling direct interactions between two or more customer or participant groups.”* ICP is a protocol network like ethernet, which increased in value at rapid rates after adoption by DEC, Intel and Xerox (tipping point); and CDMA Successful MSPs create value by reducing search costs or transaction costs (or both) for participants Value of our network will increase exponentially in proportion to number of users * Strategic Decisions for Multisided Platforms, MITSloan Management Review, 12/19/13. ICP roots in high security Digimarc-enhanced media at the core All media can be enhanced: audio, video, printed and digital images, physical goods Discovery layer enables many applications for enhanced media Firmware for discovery of enhanced media proliferating: security appliances, digital imaging systems, audience measurement devices, network appliances, smartphones, POS scanners, and robots Technical and commercial feasibility established: movies, music, TV, radio, Ebooks and other Epubs, banknotes, government-issued IDs, business cards, magazines, catalogs, posters, point of purchase displays, packaging, fresh product labels, shelf labels, fabric, and flooring

With Digimarc ICP Weaknesses in Current Recycling Systems Currently difficult to identify and sort: Food versus non-food containers Multi-layer, multi-material objects and their components Carbon-black, opaque, difficult-to-recycle objects Color/type of plastic hidden by shrink sleeve Manufacturer, SKU, origin/facility, specific contents of fill Data to CPGs or governments on compliance and yields obtained (important to offset new fees) More accurate sorting is a key to getting higher quality and quantity of recyclates from recycling systems Current near-infrared camera systems can’t discern many important characteristics of plastic objects, resulting in discarded waste that could otherwise be recycled

Digimarc Barcode: Giving Plastics a ‘Discoverable Identity’ Digimarc Barcode is integrated into mold through “micro-topological variations:” Adds texture or subtle dots, but no human-recognizable structure Digimarc Barcode can also be added to shrink sleeves and labels to improve scan rates and provide more detailed information to Materials Recovery Facilities (MRF) and upstream: Additional product lifecycle applications include optimizations for manufacturing quality, supply chain, front-of-store efficiency, demand cycle, and consumers Virtually unlimited codes that address major challenges: Identifies manufacturer and SKU (supports reduced EPR fees) Distinguishes between food vs non-food packages Identifies multi-layer flexible packaging and components of layers, carbon-black, opaque, difficult-to-recycle objects Allows for new material introductions Compatible with Circular Economy – no environmental costs or additives; uses ‘what is already there’ in form of plastic substrate, sleeves, and labels For illustration purposes only

Digimarc Barcode for Recycling – Embossed in Plastic Digimarc Barcode Signal Tile Signal Tile Showing Intensity Variations as 3D Surface Intensity Changes Induced by Micro-topological Variations X-axis Y-axis Exaggerated view Exaggerated view

Digimarc Barcode Delivers True “Intelligent Sorting” Mixed waste to be recycled Sensors detect Digimarc Barcode Air jet sorts plastics according to data delivered through Digimarc Barcode Plastics with a Digimarc Barcode identity allow recycling and sorting centers to perform “hyper-separation” for the first time. More accurate sorting and separation significantly increases quality and yield to meet demands of recyclate buyers

Benefits of Digimarc Barcode for More Accurate Sorting

Benefits to Recyclers Detection if a container previously held food or non-food contents: Without accurate detection, food containers must be ‘down-cycled’ and can’t be recycled for use again with food. This creates extraordinary waste Industry representatives describe this sorting of food vs non-food as “game-changing” Detection of carbon-black, opaque and other difficult-to-recycle objects: Carbon-black is extensively used, but invisible to current near-infrared scanners Plastic that can’t be characterized is discarded as waste and goes to incineration or landfills Detection of mono-layer vs. multi-layer packaging: Multi-layer objects use attributes of different plastics in combination, e.g., one for strength, one for proximity to food, one on top for ‘presentation qualities.’ Multi-layers are increasing, yet… Recycling centers can’t determine composition of layers, whereas Digimarc Barcode can report X% of Plastic A, Y% of Plastic B, Z% of Plastic C Drive consumer behavior and remove confusion – “Scan container with smartphone on how to recycle for your curbside pickup provider” (geo-located messaging) “There is insufficient recycled PET (rPET) available” – Petcore Europe presentation: Low of yields and quality prevent CPG and government targets from being met With more accurate sorting, recycling becomes financially viable and competitive to virgin PET (vPET) Data! By identifying each object, recycling facilities can provide reports to governments and manufacturers on compliance with regulations and pledges

Benefits to CPGs Continued use of current trade dress by manufacturers: Carbon-black is often color of choice for food and other products, but can’t be scanned by near-infrared systems ALDI is phasing out carbon-black plastic; Carrefour and Tesco developing alternatives “Digimarc is giving brands a get-out-of-jail-free card to continue their current brand look” – Business Development Executive, Global Waste Recovery Provider Continued use of 100% shrink sleeve graphics: Recyclers want manufacturers to remove 30~40% of the graphic artwork from sleeves to create clear openings, so cameras can read the underlying color of plastic which is critical for sorting (otherwise plastic may be ‘tossed’) Digimarc Barcode can ‘tell’ the camera what type of plastic and color is underneath the sleeve, allowing brands to continue to maintain precious packaging real estate for marketing purposes Recyclers will be more accepting of shrink sleeves and can properly handle More data!

Example of Economic Benefit – Reduction in EPR Fees Producers of packaging and retailers pay “Extended Producer Responsibility” fees to help cover societal and environmental burdens of plastic, such as collection and recycling: Producer’s burden is increasing 10X, going from 10% of cost to 100% in various jurisdictions With increasing mandates, supermarkets could be charged penalties for putting difficult to recycle packaging, such as carbon-black trays, on the market* Example: proposed tax in UK on single use plastic with less than 30% recycled content Germany is requiring new, dramatic targets for recycling and using EPR fees to enforce compliance: Before 2019: 36% From 2019 on: 58.8% From 2022 on: 63% New Packaging Law will impose fines up to €200,000 or block sales of product in country Digimarc Barcode seeks to play a role in “Modulation” (reduction) of EPR fees, where fees are based on the eco-design of the package**: “The existence of technology to sort and/or recycle the packaging” “Separability and recyclability of composite (multi-layer) packaging” “The amount of recycled content of plastic packaging” (where Digimarc Barcode increases feed stocks to be used in packaging) * Packaging Producers to Pay Full Recycling Costs Under Waste Scheme, The Guardian Dec 17 ’18 ** Institute for European Environmental Policy, Nov 9, 2017 Contract agreements Financed by fees

Recycling Affects all Groups in ICP Local Node – Consumers, CPGs, and Retailers THE BARCODE OF EVERYTHING® THE BARCODE OF EVERYTHING® THE BARCODE OF EVERYTHING® Media Features: CPG features for private brands Store operations, e.g., Easy Checkout, Shelf Inventory Management, Waste reduction Features: Manufacturing Quality Management Product Transparency Consumer Engagement Regulatory Compliance Recycling Features: Easy Checkout Marketing and promotion Product Transparency Effective Use Social Networking Reorder/Recycle Consumers Brands Retailers Audio Print Packaging Hangtags Thermal Labels

Plastic Recycling Next Phase

Next Steps New post-HolyGrail consortium being formed with brand owners, retailers, recyclers, trade associations, and government agencies to guide development & adoption. Digimarc core technology is proven, now engineering and development can proceed: Further refine and productize detector/camera/optics/lighting/etc. Set protocols for embossing of plastic and reading by sorting systems Working to identify industrial testing locations/opportunities Commercial models being explored: Seeking project funding/pilot projects/industrial trials to support engineering/productization Provide access to a scalable, global and interoperable platform for ecosystem of CPGs, retailers, recyclers, trade associations, and government agencies

Business Model for Circular Economy – Under Development

VALUE PROPOSITION

- More reliable, efficient data carrier with no noticeable visible artifacts
- Can be included in plastic substrate, shrink sleeves and labels, improving likelihood of identification and providing opportunity for more specific data
- Improve reliability and efficiency of sorting for recycling
- Synchronous benefits throughout demand/supply cycle from enhancement

CUSTOMER RELATIONSHIPS

- Participation in Holy Grail Project
- Digimarc licenses access to ICP
- Digimarc and developers license applications
- Need to define governance structure

CUSTOMER SEGMENTS

- Multi-sided Platform
- Global supply chain
- Consumer product manufacturers
- Recycling suppliers
- Government agencies

CHANNELS

- Package design, prepress and printing
- CPGs can enhance packaging through existing supply relationships
- Digimarc provides software, training, and support to suppliers
- Recycling suppliers integrate firmware

KEY ACTIVITIES

- Algorithmic adaptations
- Optimizations for recycling workflows
- Revisions to enhancement tools, discovery software, quality management
- Pilots and business process re-engineering
- Formation of governance structure

KEY RESOURCES

- Skilled, knowledgeable, motivated employees, working together
- Industry experts
- Trained and motivated suppliers
- Customer change management
- Governance structure

REVENUE STREAMS

- Annual subscriptions for platform access:
  - Packages: Min $50+/SKU/year; Global TAM 800MM+ SKUs
  - Recycling: pricing and TAM tbd
- Application licenses
  - Manufacturing quality
  - Sorting plastics
  - Other Circular Economy apps
- Professional services
- High gross margins
- High CAGR after development period
- Growth drivers: global plastics crisis; government regulation; industry self-regulation; consumer preferences; general ICP adoption; feature growth; inadequacy of alternative sorting means

COST STRUCTURE

- Value driven (focused on value creation, premium value proposition)
- R&D is largest and most important cost in the business model during next few years
- Fixed Costs (salaries, rents, utilities)
- Low variable costs
- Free cash flow investment: tbd
- Massive economies of scale
- Significant synergies with other retail and CPG applications

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Upcoming Presentations at Industry Events Active & Intelligent Packaging Summit Americas, June 4, Jersey City, NJ Larry Logan, Digimarc Plastics Recycling Technology, June 18, Dusseldorf, Germany Gian de Belder, HolyGrail Project Leader, Principal Scientist, P&G Larry Logan, Digimarc CITEO, June 19th, Paris, France (by invitation) Larry Logan, Digimarc FachPack, September 24-26, Nuremberg, Germany Gian de Belder, HolyGrail Project Leader, Principal Scientist, P&G Recoup Plastics Recycling, September 26, Peterborough, UK Gian de Belder, HolyGrail Project Leader, Principal Scientist, P&G K-Show, October 16-23, Dusseldorf, Germany Gian de Belder, HolyGrail Project Leader, Principal Scientist, P&G Sustainable Packaging Coalition, October 23-24, London, UK Pira Sustainability in Packaging Europe, November 12-14, Barcelona, Spain

Business Update

Recent Announcements University of Arkansas Study Published Digimarc Barcode showed a 30% increase in IPM compared to the visible UPC barcode Digimarc Barcode on product packaging helps reduce cashier muscle strain when compared to products with only a UPC barcode Improvements to Digimarc Quality Management System Digimarc Verify software for mobile and desktop systems to assess quality and validate data Center of Digimarc Education (CODE) for online training courses and videos New Digimarc Barcode Glossary and specifications

Other Business Developments Discover/Barcode YTD bookings of $2.4mm vs $0.6mm this time last year 12 retailers in early engagement for Digimarc Barcode for Fresh Product Labels Strategic partners, including Datalogic, Zebra, Schawk, WestRock and HP Inc., are ramping up sales and marketing Exploring new applications in secure documents, apparel, real-estate marketing, and audio

Working Capital Management

At The Market Offering Basics: Can sell up to $30mm of new common shares via Wells Fargo Discretion as to when, how many shares, and price Sales are at market price; no discount Costs: Legal and accounting: ~$350k plus $25k/quarter for life of program Sales commission: 2.50% on the first $10 million of sales and 2.25% thereafter up to the $30 million authorized Results: 215k shares sold from May 17 to May 28 at average price of $62.97 Net proceeds: $13.2mm after only 7 trading days Plan: Sell up to $30mm, depending on market conditions Assess conditions daily Rationale: Raise capital as needed to promote growth Give us more control over timing of strategic financing Improve bargaining position with strategic investors Lower cost and more flexibility than alternative approaches Successful prior use of ATM

Our situation: Clearly articulated strategy, with objective measures of progress Constrained product market focus: consumer products and retail Market development strategy targets world leaders in these markets Their scale and scale of their suppliers dwarfs Digimarc Limited resources to manage accounts and suppliers Investing in efficiency, cost and quality of enhancement process Journey progressing to global scale, from practice to specifications to standards Need additional resources for global expansion Massive unexploited opportunities for ICP identified Cost of capital may be more attractive in private equity market Strategic investors can offer capital and operational leverage What kinds of companies that can add value at this stage of execution of strategy, helping us move to the next level? See, e.g.: Capital Markets Day Investor Presentation: https://www.digimarc.com/about/investors/investor-presentations Pursuing Strategic Investment: Sources of Capital and Operational Leverage

Closing Remarks

Plastic Recycling and ICP Digimarc Barcode is a more efficient, reliable and scalable solution for increasing accuracy in plastics sorting, delivering greater yields and quality to meet industry mandates In comparison to other means, Digimarc Barcode provides unmatched “Intelligent Sorting” without compromising sustainable practices It delivers specific ROI benefits to participants across the recycling ecosystem, while reducing the burden to brands and allowing them to enjoy important, current practices Digimarc Barcode for Recycling provides further product lifecycle value through adoption of our Intuitive Computing Platform (ICP) It completes a virtuous Package Journey, delivering value from birth in manufacturing to rebirth in recycling

What to Watch for Next … Increasing booking and revenues: More accounts More fresh product label sales New applications Maturation of supplier relationships Market momentum Business case for Circular Economy (plastic recycling) Increase in working capital via ATM or other approaches Progress in plan to secure strategic investment For further study, see, e.g.: Capital Markets Day Investor Presentation: https://www.digimarc.com/about/investors/investor-presentations Quarterly Earnings Call Q1 2019: https://www.digimarc.com/about/investors/conference-calls/

Inquiries & Contact Information   Matt Glover Investor Relations Phone: 949.574.3860 Liolios Group Matt@liolios.com Charles Beck EVP, CFO Digimarc Corporation Phone: 503.469.4721 Charles.Beck@digimarc.com